Summary Prospectus MAY 1, 2017

Balanced Fund

of the TIAA-CREF Life Funds

Ticker: TLBAX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.tiaa.org/tclf_pro. You can also get this information at no cost by calling 800-223-1200 or by sending an e-mail request to disclosure@tiaa.org. The Fund’s prospectus and Statement of Additional Information (“SAI”), each dated May 1, 2017, as subsequently supplemented, and the sections of the Fund’s shareholder report dated December 31, 2016 from “Portfolio of Investments” through “Notes to Financial Statements,” are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number or e-mail address noted above.

Investment objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses shown do not reflect any separate account fees or expenses deducted under the variable annuity contracts or variable life insurance policies using the Fund as an underlying investment option.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge imposed on purchases (percentage of offering price)	0%
Maximum deferred sales charge	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%
Redemption fee	0%
Exchange fee	0%

TIAA-CREF Life Funds ■ Balanced Fund  ■  Summary Prospectus     1

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.10%
Other expenses	0.14%
Acquired Fund fees and expenses[1]	0.41%
Total annual Fund operating expenses	0.65%
Waivers and expense reimbursements[2]	(0.14)%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.51%

1

“Acquired Fund fees and expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which the Fund invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly as a result of the Fund’s investments. Because “Acquired Fund fees and expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial highlights in this Prospectus and the Fund’s annual report.

2

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund fees and expenses and extraordinary expenses) that exceed 0.10% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2018, unless changed with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place through April 30, 2018, but that there will be no waiver or expense reimbursement agreement in effect thereafter. The example does not reflect the fees and expenses of any variable annuity contract or variable life insurance policy and the costs in the example would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	$52
3 years	$194
5 years	$348
10 years	$797

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

2     Summary Prospectus  ■  TIAA-CREF Life Funds ■  Balanced Fund

During the fiscal year ended December 31, 2016, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

Principal investment strategies

The Fund is a “fund of funds” that invests in shares of other TIAA-CREF Life Funds, in Institutional Class shares of funds of the TIAA-CREF Funds and potentially in other affiliated or unaffiliated investment pools or investment products (collectively, the “Underlying Funds”). The Fund is designed for investors seeking long-term total return, consisting of capital appreciation and current income, through a relatively stable asset allocation strategy targeting a moderate risk-return profile. The Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), generally seeks to meet the Fund’s investment objective by investing: (1) approximately 50% of the Fund’s assets in equity Underlying Funds and (2) approximately 50% of the Fund’s assets in fixed-income Underlying Funds. The Fund may deviate from these target allocations by up to ten percentage points depending upon current market conditions and outlook.

The Underlying Funds’ allocation targets generally represent targets for investments in equity and fixed-income asset classes. Within the equity and fixed-income asset classes, Advisors allocates the Fund’s investments to particular market sectors (which may include U.S. equity, international equity and fixed-income) represented by various Underlying Funds. To maintain an appropriate allocation among the Underlying Funds, the portfolio managers monitor the domestic and foreign equity markets, as well as overall financial and economic conditions. The Fund may sometimes be more heavily weighted toward equities or fixed-income than the target allocations, if the portfolio managers believe market conditions warrant. For example, the Fund may increase its holdings in fixed-income Underlying Funds in periods when the portfolio managers believe the equity markets will decline. The market sector allocations and Underlying Fund allocations may also be changed over time by the portfolio managers, including the addition and removal of market sectors and Underlying Funds in which the Fund invests in light of the Fund’s desired level of risk and potential return at a particular time as evaluated by the portfolio managers based on a mix of qualitative and quantitative factors. The portfolio managers may also opportunistically purchase other TIAA-CREF Life Funds, TIAA-CREF Funds or other investment pools or investment products, based on the portfolio managers’ evaluation of the market sectors and/or Underlying Funds without prior notice to shareholders.

As a result of its investments in the Underlying Funds, the Fund’s returns will reflect investments in a mix of domestic and foreign equities of companies of various sizes and a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities.

As part of the Fund’s ability to invest in unaffiliated investment products or pools noted above, the Fund may invest in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) to gain exposure to various market sectors or

TIAA-CREF Life Funds ■ Balanced Fund  ■  Summary Prospectus     3

securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs and ETNs for cash management, hedging or defensive purposes. ETFs and ETNs will be subject to the risks associated with the types of securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk.

The Fund’s proposed asset class allocations, market sector allocations within each asset class, and Underlying Fund allocations within each market sector are listed in the chart below. These allocations may change over time. Underlying Fund allocations in particular may change from year to year.

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
Equity	50.52%	U.S. Equity	40.33%	• Life Growth & Income Fund	10.07%
				• Life Large-Cap Value Fund	9.27%
				• Life Growth Equity Fund	8.85%
				• Life Stock Index Fund	8.06%
				• Life Real Estate Securities Fund	2.06%
				• Life Small-Cap Equity Fund	2.02%
		International Equity	10.19%	• Life International Equity Fund	10.19%
Fixed-Income	49.48%	Fixed-Income	49.48%	• Life Bond Fund	49.48%

Total	100.00%	100.00%	100.00%

Principal investment risks

You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund typically is subject to the following principal investment risks:

• Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

• Underlying Funds Risks—The Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund.

• Equity Underlying Funds Risks—The risks of investing in equity Underlying Funds include risks specific to their investment strategies, as well as risks related to the equity markets in general, such as:

• market risk—The risk that the price of equity investments may decline in response to general market and economic conditions or events, including conditions and developments outside of the financial markets;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the

4     Summary Prospectus  ■  TIAA-CREF Life Funds ■  Balanced Fund

issuer’s financial instruments over short or extended periods of time; and

• foreign investment risk—The increased risks of adverse issuer, political, regulatory, currency, market or economic developments than investments in U.S. issuers, which can result in greater market and price volatility.

• Fixed-Income Underlying Funds Risks—The risks of investing in fixed-income Underlying Funds include risks specific to their investment strategies, as well as risks related to the fixed-income markets in general, such as:

• credit risk—The risk that a decline in an issuer’s financial position may prevent it from making principal and interest payments on fixed-income investments held by a Fund when due;

• interest rate risk—The risk that the value or yield of fixed-income investments may decline if interest rates change, which could adversely affect a Fund’s income or the value of its holdings;

• income volatility risk—The risk that the level of current income from a Fund’s portfolio of fixed-income securities may decline due to rapid and unpredictable changes in prevailing market interest rates;

• call risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in a Fund’s income; and

• extension risk—The risk that during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

• Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also be less liquid and more difficult to value than investments in U.S. issuers.

• Active Management Risk—The risk that the strategy, investment selection or trading execution of Advisors could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Portfolio Construction Risk—The risk that Advisors may be influenced by potential conflicts of interest in its construction and management of the Fund’s portfolio since the Fund’s performance may affect an affiliated insurance company’s exposure under its variable annuity contracts.

• Fund of Funds Risk—The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to

TIAA-CREF Life Funds ■ Balanced Fund  ■  Summary Prospectus     5

achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the Prospectus for more detailed information about the risks described above, including the risks of the Underlying Funds.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of shares of the Fund in each full calendar year since inception of the Fund. Below the bar chart are the best and worst returns for a calendar quarter during the same period. The performance table following the bar chart shows the Fund’s average annual total returns over the one-year, five-year, ten-year and since-inception periods (where applicable) ended December 31, 2016, and how those returns compare to those of certain broad-based securities market indices and a composite index based on the Fund’s target allocations. Returns do not reflect fees and expenses of any variable annuity or variable life insurance contract and would be lower if they did.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in an index. The returns for the benchmark index reflect no deduction for fees, expenses or taxes.

For current performance information of the Fund, including performance to the most recent month-end, please visit www.tiaa.org.

ANNUAL TOTAL RETURNS (%)

Balanced Fund

Best quarter: 3.35%, for the quarter ended September 30, 2016. Worst quarter: -3.64%, for the quarter ended September 30, 2015.

6     Summary Prospectus  ■  TIAA-CREF Life Funds ■  Balanced Fund

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2016

	Inception date	One year	Since inception
Balanced Fund	1/31/2014	6.14%	4.99%

Bloomberg Barclays U.S. Aggregate Bond Index
(reflects no deductions for fees, expenses or taxes)		2.65%	2.60	%†

Russell 3000® Index
(reflects no deductions for fees, expenses or taxes)		12.74%	9.89	%†

Life Balanced Fund Composite Index‡
(reflects no deductions for fees, expenses or taxes)		6.63%	5.36%

Current performance of the Fund’s shares may be higher or lower than that shown above.
†	Performance is calculated from the inception date of the Fund.
‡

As of the close of business on December 31, 2016, the Life Balanced Fund Composite Index consisted of: 50.0% Bloomberg Barclays U.S. Aggregate Bond Index; 40.0% Russell 3000® Index; and 10.0% MSCI EAFE® Index. The Fund’s composite benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time.

After-tax returns have not been shown because they are not relevant since Fund shares currently are held only through insurance company separate accounts.
A	A

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons manage the Fund on a day-to-day basis:

Name:	John Cunniff, CFA	Hans Erickson, CFA
Title:	Managing Director	Managing Director
Experience on Fund:	since 2014	since 2014

Purchase and sale of Fund shares

Please contact the insurance company that issued your variable annuity or life insurance contract for more information on the purchase and sale of Fund shares. Investors should be aware that investments made by the Fund and the results achieved by it at any given time are not expected to be the same as those made by other mutual funds for which Advisors acts as an investment adviser, including mutual funds with names, investment objectives and policies similar to those of the Fund.

Tax information

Because the only shareholders of the Fund are the insurance companies offering the contracts, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchases of a variable annuity or life insurance contract are described in the prospectus for such contracts.

TIAA-CREF Life Funds ■ Balanced Fund  ■  Summary Prospectus     7

Payments to insurance companies and broker-dealers and other financial intermediary compensation

The Fund is only available as an underlying investment for the contracts. The Fund and its distributor (and their related companies) may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment. Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments.

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TIAA

730 Third Avenue

New York, NY 10017-3206

Printed on paper containing recycled fiber	A14170 (5/17)

TIAA

730 Third Avenue

New York, NY 10017-3206

A14170 (5/17)